Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Debt
Debt

Long-term debt at December 31, 2018 and 2019 was as follows (in thousands):

	December 31,
	2018	2019
6.55% Notes due 2019(1)	$550,000	$—
4.25% Notes due 2021	550,000	550,000
3.20% Notes due 2025	250,000	250,000
5.00% Notes due 2026	650,000	650,000
6.40% Notes due 2037	250,000	250,000
4.20% Notes due 2042	250,000	250,000
5.15% Notes due 2043	550,000	550,000
4.20% Notes due 2045	250,000	250,000
4.25% Notes due 2046	500,000	500,000
4.20% Notes due 2047	500,000	500,000
4.85% Notes due 2049	—	500,000
3.95% Notes due 2050	—	500,000
Face value of long-term debt	4,300,000	4,750,000
Unamortized debt issuance costs(2)	(27,070)	(35,263)
Net unamortized debt discount(2)	(2,927)	(8,662)
Net unamortized amount of gains from historical fair value hedges(2)	866	—
Long-term debt, net, including current portion	4,270,869	4,706,075
Less: current portion of long-term debt, net(1)	59,489	—
Long-term debt, net	$4,211,380	$4,706,075

(1)
At December 31, 2018, we had the ability and the intent to refinance approximately $490.0 million of our long-term notes maturing in 2019. As a result, only the portion of our debt intended to be repaid with cash available as of December 31, 2018 was classified as current in our consolidated balance sheets.

(2)
Debt issuance costs, note discounts and premiums and realized gains and losses of historical fair value hedges are being amortized or accreted to the applicable notes over the respective lives of those notes.

All of the instruments detailed in the table above are senior indebtedness.

At December 31, 2019, maturities of our debt were as follows: $0 in 2020; $550 million in 2021; $0 in 2022; $0 in 2023; $0 in 2024; and $4.2 billion thereafter.

2019 Debt Issuances

On August 19, 2019, we issued $500.0 million of 3.95% senior notes due 2050 in an underwritten public offering. The notes were issued at 99.91% of par. Net proceeds from this offering were approximately $494.4 million after underwriting discounts and offering expenses. The net proceeds from this offering were used for general partnership purposes, including expansion capital projects.

On January 18, 2019, we issued $500.0 million of 4.85% senior notes due 2049 in an underwritten public offering. The notes were issued at 99.371% of par. Net proceeds from this offering were approximately $491.5 million after underwriting discounts and offering expenses. The net proceeds from this offering along with cash on hand were used to redeem our $550.0 million of 6.55% senior notes due 2019 on February 11, 2019, prior to maturity. In connection with this offering, we recognized $8.3 million of debt prepayment costs that were recorded as interest expense in our consolidated statements of income.

Other Debt

Revolving Credit Facility. At December 31, 2019, the total borrowing capacity under our revolving credit facility maturing in May 2024 was $1.0 billion. Any borrowings outstanding under this facility are classified as long-term debt on our consolidated balance sheets. Borrowings under the facility are unsecured and bear interest at LIBOR plus a spread ranging from 1.000% to 1.625% based on our credit ratings. Additionally, an unused commitment fee is assessed at a rate from 0.100% to 0.275% depending on our credit ratings. The unused commitment fee was 0.125% at December 31, 2019. Borrowings under this facility may be used for general purposes, including capital expenditures. As of December 31, 2018 and 2019, respectively, there were obligations for letters of credit of $6.8 million and $3.5 million, respectively. Amounts obligated for letters of credit are not reflected as debt on our consolidated balance sheets, but decrease our borrowing capacity under the facility. There were no borrowings outstanding under this facility at December 31, 2018 and 2019.

Our revolving credit facility requires us to maintain a specified ratio of consolidated debt to EBITDA (as defined in the credit agreement) of no greater than 5.0 to 1.0. In addition, the revolving credit facility and the indentures under which our senior notes were issued contain covenants that limit our ability to, among other things, incur indebtedness secured by certain liens or encumber our assets, engage in certain sale-leaseback transactions and consolidate, merge or dispose of all or substantially all of our assets. We were in compliance with these covenants as of and during the year ended December 31, 2019.

Commercial Paper Program. We have a commercial paper program under which we may issue commercial paper notes in an amount up to the available capacity under our $1.0 billion revolving credit facility. The maturities of the commercial paper notes vary, but may not exceed 397 days from the date of issuance. Because the commercial paper we can issue is limited to amounts available under our revolving credit facility, amounts outstanding under the program are classified as long-term debt. The commercial paper notes are sold under customary terms in the commercial paper market and are issued at a discount from par, or alternatively, are sold at par and bear varying interest rates on a fixed or floating basis. The weighted-average interest rate for commercial paper borrowings based on the number of days outstanding was 2.3% and 2.6%, respectively, for the year ended December 31, 2018 and 2019.

364-Day Revolving Credit Facility. In May 2019, we entered into a $500 million 364-day revolving credit facility. We did not make any borrowings under this agreement, which was terminated in January 2020.

During the years ending December 31, 2017, 2018 and 2019, total cash payments for interest on all indebtedness, excluding the impact of related interest rate swap agreements, were $206.2 million, $227.8 million and $217.1 million, respectively.